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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 2002 relating to the consolidated financial statements and financial statement schedule, which appears on page 31 of the Dell Computer Corporation Annual Report on Form 10-K, for the year ended February 1, 2002.

/s/ PRICEWATERHOUSECOOPERS

Austin, Texas
October 4, 2002